SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (D)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) January 26, 2006

POLAR MOLECULAR HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-50341	87-0415228
State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer ID No.)

4600 South Ulster Street

Suite 940

Denver, Colorado 80237

(Address of principal executive offices) (Zip Code)

(303) 221-1908

(Registrant’s telephone number, including area code)

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2, below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 7 – REGULATION FD

ITEM 7.01     REGULATION FD DISCLOSURE

On January 26, 2006, Polar Molecular Holding Corporation announced that its Annual Meeting for Shareholders originally scheduled for January 27, 2006 has be adjourned until Friday, February 10, 2006 at 10:00 AM, mountain time.  The meeting will take place at the Company’s Corporate Headquarters located at 4600 S. Ulster Street, Denver, Colorado.

Polar Molecular Holding Corporation’s Annual Meeting was being adjourned because the Company had inadvertently omitted to file with the Securities and Exchange Commission a letter containing a solicitation of stockholder votes at the meeting. The letter had been mailed to the stockholders with the proxy material and the accompanying Annual Report on Form 10-KSB. The letter was filed with the SEC as supplemental proxy material on January 24, when the inadvertent omission was called to the Company’s attention.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

	99.1	Press release dated January 26, 2006, “Polar Molecular Announces Change in Annual Meeting Date”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 30, 2006

POLAR MOLECULAR HOLDING CORPORATION

By:
/s/ Mark L. Nelson

Mark L. Nelson
President and Chief Executive Officer